SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2002

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722
(State or Other Jurisdiction of Incorporation	(Commission File Number	(IRS Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey	07061-1615 (Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (908) 903-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits. The following exhibits are being filed herewith:

(1.1)	Underwriting Agreement, dated November 25, 2002, between The Chubb Corporation and the several underwriters named therein with respect to common stock purchase warrants and 4.00% Senior Notes due November 16, 2007.

(4.1)	Warrant Agreement, dated as of December 2, 2002, between The Chubb Corporation and Bank One Trust Company, N.A., as Warrant Agent.

(4.2)	Pledge Agreement, dated as of December 2, 2002, between The Chubb Corporation, BNY Midwest Trust Company, as Collateral Agent, Custodial Agent and Securities Intermediary, and Bank One Trust Company, N.A., as Warrant Agent.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

By:
/s/ Michael O’Reilly
Name: Michael O’Reilly
Title: Vice Chairman
December 12, 2002

EXHIBIT INDEX

Exhibit
Number

(1.1)	Underwriting Agreement, dated November 25, 2002, between The Chubb Corporation and the several underwriters named therein with respect to common stock purchase warrants and 4.00% Senior Notes due November 16, 2007.
(4.1)	Warrant Agreement, dated as of December 2, 2002, between The Chubb Corporation and Bank One Trust Company, N.A., as Warrant Agent.
(4.2)	Pledge Agreement, dated as of December 2, 2002, between The Chubb Corporation, BNY Midwest Trust Company, as Collateral Agent, Custodial Agent and Securities Intermediary, and Bank One Trust Company, N.A., as Warrant Agent.

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